PENN SERIES FUNDS, INC.

Supplement dated January 30, 2017

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2016, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Emerging Markets Equity Fund

Effective January 30, 2017, Samuel Rhee will no longer serve as a portfolio manager of the Emerging Markets Equity Fund (the “Fund”). Accordingly, as of that date, all references to Mr. Rhee in the Prospectus and SAI are hereby deleted in their entirety.

The change described above will have no effect on the Fund’s investment objective or principal investment strategies, and is not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8294  01/17